CORPORATE OFFICER EMPLOYMENT AGREEMENT



     THIS  CORPORATE  OFFICER  EMPLOYMENT  AGREEMENT  is  made  between  UNITED
TRADING.COM as Company and JAMES G. BREWER, as an Employee of UNITED TRADING.COM, effective December 1, 2001, and replaces in its entirety the Consulting Agreement between the Company and Employee dated October 1, 2001. The terms and conditions of this Agreement are stated below.


I.     EMPLOYMENT  PROVISION.
       ----------------------

1.)     Employment  Positions;  Responsibility,  Duties  and  Authority.  This
        ----------------------------------------------------------------
Corporate Officer Employment Agreement is made and entered into between United Trading.Com, a corporation organized under the laws of the State of Nevada, hereinafter referred to as "Corporation" or "Company" and JAMES G. BREWER, President, CEO and CFO of the Corporation, hereinafter referred to as "Brewer" or "Employee." The Corporation and Brewer each agree that the Corporation shall retain Brewer as President, CEO and CFO and Brewer shall perform the responsibilities and duties of President, CEO and CFO of the Corporation for the term stated in Section II of this Agreement, unless sooner terminated pursuant to the provisions of Section VIII of this Agreement.

2.)     Responsibilities,  Duties  and  Authority  of  Brewer.  shall  have such
        ------------------------------------------------------
responsibilities and duties and authority as determined from time to time by the Board of Directors of the Corporation, as provided in the corporate bylaws.


II.     TERM  OF  THIS  AGREEMENT
        -------------------------

     This Agreement shall have a term of three (3) years beginning December 1, 2001, and shall end November 30, 2004, unless sooner terminated pursuant to the provisions of Section VIII of this Agreement.

III.     ALLOCATION  OF  TIME
         --------------------

     Brewer shall devote as much time, in his judgment, as necessary to perform his duties and responsibilities described in Section I (2) of this Agreement. Brewer may engage for his own account, or for the account of others, in other business ventures for which the Corporation shall not be entitled to any interest.

IV.     COMPENSATION.
        -------------

1.)     Basic  Salary.  As  consideration  for  all  services  to be rendered by
        --------------
Brewer  to  the  Corporation,  Brewer shall be paid the following listed salary:

12/01/01  -  09/30/02  (10  Months)     --  $100,000.00   ($10,000/Mo)
10/01/02  -  09/30/03  (12  Months)     --  $135,000.00   ($11,250/Mo)
10/01/03  -  09/30/04  (12  Months)     --  $150,000.00   ($12,500/M0)
10/01/04  -  11/30/04  (  2  Months)     --  $  34,000.00   ($17,000/Mo)

Annual  Bonuses.  Each  year  Brewer  shall  be  entitled  to an annual bonus as
----------------
determined  at the sole discretion of the Board of Directors of the Corporation.
-------

2.)     Payments  of  Salary  and  Bonuses.
        -----------------------------------

A.     Salary.  The  Salary  provided  for  in  Section  IV (1) shall be due and
       -------
payable in monthly installments by the Corporation at the beginning of each month for that month on the first business day of each month, which shall be established by this Agreement as the regular payday.

B.     Bonus. Any annual bonus awarded as provided for in Section IV(2) shall be
       ------
due  and  owing  as  determined  by  the  Board of Directors of the Corporation.

C.     Accruals  of  Unpaid  Salary  and  Bonuses--When  Paid.
       -------------------------------------------------------

(1.)     Salaries.  In the event the Corporation's cash position is insufficient
         ---------
to pay salaries and bonuses when due under this Agreement, any salary and bonus payments not paid by the Corporation when due shall accrue as a corporate debt payable to Brewer, and shall be paid as soon as possible by the Corporation and in any event, accrued salary shall be paid to the fullest extent possible whenever a payroll is disbursed to employees of the Corporation.

(2.)     Bonuses.  Any  bonus not paid when due shall accrue as a corporate debt
         --------
payable to Brewer and shall be paid to the fullest extent possible whenever any bonus is disbursed to employees of the Corporation.

(3.)     Deductions  From  Compensation.  Corporation  shall  have the right and
         ------------------------------
responsibility to deduct any federal, state or local government tax and other charges as may be in effect, if any, as deductions from compensation of Brewer as an Employee.

(4.)     Stock  as  Payment.  Brewer  may  elect  in his absolute discretion, to
         -------------------
receive common shares of the Corporation in payment of salary, in excess of $6,000 each month and/or for any salary and bonuses not paid by the Corporation when due and accrued as a corporate debt payable to Brewer as described in
Section IV (3) C (1) and (2) of this Agreement. The value of any shares issued by the Corporation under this provision of this Agreement shall be based on the closing bid price of the common shares as reported on the OTC Bulletin Board or other generally recognized listing agency on the date the Corporation receives notice from Brewer. In the event the Corporation issues restricted shares under this provision such published per share trade price shall be discounted forty percent (40%).



V.     EMPLOYMENT  BENEFITS  IN  ADDITION  TO  COMPENSATION.
       -----------------------------------------------------

1.)     Participation  In  Existing  Company  Benefit  Programs.
        --------------------------------------------------------

A.     Medical and Health Care Benefit Program. Brewer, as an executive employee
       ----------------------------------------
shall be entitled to receive and shall receive all medical and health care benefits provided by Employer to its executive employees. Such benefits shall be paid for by the Employer for Brewer and for brewer's dependents, if any, on the terms and provisions provided in the medical and health care benefit plan; however, if for any reason Brewer cannot qualify for the current medical and health care benefits or if the Corporation has no such plan, then brewer shall be entitled to obtain medical and health care benefits coverage from whatever source is available and the Employer shall pay the premium charges for that coverage as an executive employee benefit for Brewer.

B.     Vacation  and  Holiday Benefits.  Brewer shall be entitled to have a paid
       -------------------------------
vacation for forty-five (45) days each calendar year; plus all paid holidays observed by the Employer. brewer shall use reasonable care in scheduling the vacation time so as to not interfere unreasonably with Employer's business, and Brewer's performance of his responsibilities and duties.

2.)     Stock  Options.The  Corporation  hereby  grants  Brewer  the  option  to
        ---------------
purchase  up  to  500,000  common  shares  (after 1-for-8 reverse split approved
December 6, 2001) of the Corporation's capital stock at $0.10 per share exercisable at any time and expiring five years from the effective date of this Agreement. These options shall not be cancelled in the event this Employment Agreement expires or is otherwise terminated. This provision shall survive the term of this Agreement. The Corporation adopted a Stock Incentive Plan. Except as otherwise provided herein, these stock options shall be governed by the terms and conditions set forth in the Corporation's Stock Incentive Plan.

3.)     Membership  in  Social  and  Athletic  Club. Brewer shall be entitled to
        --------------------------------------------
membership in the Balboa Bay Club ("BBC") or other club comparable to that of the BBC during the term of this Agreement. The Corporation shall pay all regular dues. Other charges to the account shall be paid to the extent that such charges relate to athletic and/or exercise programs designed to maintain or improve the well-being of Brewer and expenses such as business meetings etc. relating to Brewer's performance as an officer of the Corporation.

4.)     Participation in Other Employment Benefits.  Brewer shall be entitled to
        -------------------------------------------
receive all other benefits and conditions of employment which may become available to all other executives of the corporation, including by way of illustration, but not limited to, any life insurance benefits, any disability income continuation and any profit sharing and any retirement income plans of any kind, whether qualified or non-qualified, whether pre-funded or not, if any are established after the inception date of this Agreement, and before it expires pursuant to Section II or sooner terminated pursuant to Section VIII of this Agreement


5.)     Death  Benefit.  In  the  event  of Brewer's death at a time before this
        ---------------
Agreement has expired under Section II, or sooner terminated under Section VIII of this Agreement, the Corporation shall pay to Brewer's surviving spouse a death benefit payable as the regular payday on the same month on the same day established in Section IV.3.A in the full amount which would otherwise be paid to Brewer as salary, if Brewer were living, for a period of six months beginning with the first regular payday date after Brewer's death.

VI.     EXPENSE  REIMBURSEMENT  AND  MEDICAL  INSURANCE  AND  AUTOMOBILE EXPENSE
        ------------------------------------------------------------------------
ALLOWANCE.
     -----

1.)     Expense  Reimbursement,  Generally.  Brewer  will  be  reimbursed  in
        -----------------------------------
accordance  with  the  Company's  policies  for traveling, entertainment and any
        -
other expenses reasonably incurred and related to the performance of Brewer's duties and responsibilities on behalf of Corporation.

2.)     Automobile  Allowance  Plus  Expenses. In addition, Brewer shall receive
        --------------------------------------
$750.00 per month for automobile expense allowance for use of his automobile in business. This allowance shall be reviewed each anniversary date of this Agreement for adequacy and shall be increased for the following year by an amount as determined by the Corporation's Board of Directors.

VII.     DISABILITY  COMPENSATION.
         -------------------------

1.) If Brewer becomes disabled at any time, and for any number of times, due to any cause so that he is physically unable to perform his ordinary duties and responsibilities as Employee, pursuant to this Agreement, for a period of thirty
(30) days, then Brewer shall be entitled to receive, in lieu of a salary, an amount equal to his salary, payable at the same time and in the same manner as Brewer's salary is paid provided however, that this benefit shall be limited to not more than a total of twelve months during the term of the Agreement, regardless of the number or duration of each disability.

2.) Brewer' entitlement to disability income pursuant to this Section VII shall begin and end as determined by a certificate issued by a qualified M.D. or D.O. licensed by the State of California to practice in this state. The certificate shall state in substance that JAMES G. BREWER was determined to be disabled and unable to perform the ordinary and usual duties of' a Employee to United Trading.Com, beginning with [ date] and Brewer's disability continues
                                     --------
as  of  this  [   date].  Such  a certificate shall be submitted every three (3)
              --------
months beginning with the date of disability and continuing thereafter until Brewer's disability ends and he is able to return to work full time or his disability compensation benefit has been fully used, whichever occurs first.

VIII.     TERMINATION  OF  BREWER'S  EMPLOYMENT.
          -------------------------------------

1.)     Termination  By  The Corporation.  Brewer's Employment as president, CEO
        ---------------------------------
and CFO to United Trading.Com may be terminated by the Board of Directors of the Corporation with or without cause, after receipt by Brewer of written notice received at least ninety (90) days in advance of the employment termination date set by the Board of Directors, PROVIDED THAT all terms and provisions of Section VIII.2, stated below are met. Such notice ("Notice") shall be sent pursuant to
Section XII, below. The termination of Brewer's retention as Employee shall be effective as stated in Section VIII.3, below.

2.)     Terms  and  Provisions  of  Termination  of  Brewer's  Employment
        -----------------------------------------------------------------
Agreement.Regardless  of  the  reasons or purpose of the termination of Brewer's
        -----
retention as an Employee to the Corporation, the Corporation shall not and may not terminate Brewer's employment as President, CEO and CFO unless and until the Corporation has fully arranged for and commenced performance of the following:

A. Offer in writing by the Corporation, approved by the Board of Directors to purchase all shares of stock of the Corporation directly or beneficially owned by JAMES G. BREWER for cash at least thirty (30) days prior to the proposed termination date of Brewer' Employment Agreement at the then existing market price based on the average published closing trade price for the five (5) business days prior to the date of Notice referred to in Section VIII (1) above. Brewer may elect in his absolute discretion to waive this provision, VIII 2.) A., by notifying the Corporation in writing.

B. Payment, in cash, by the Corporation of all sums then due and owing, if any, as compensation, pursuant to Section IV, Compensation, and/or Section VII, Disability Compensation, of this Employment Agreement.

C. Payment, in cash, by the Corporation of all sums then due and owing, if any, pursuant to Section VI, Reimbursement, of this Employment Agreement.

D. Payment, in cash, by the Corporation for buyout of Remainder of the Employment Agreement at the rate of fifty percent (50%) of the regular Salary in effect under Section IV, above, of this Agreement.

3.)     Effective Date of Brewer's Employment Termination, The effective date of
        --------------------------------------------------
Brewer's employment termination pursuant to Section VIII of this Agreement shall be the latest of the following dates:

A. The date of Brewer's employment termination provided for in the written notice of his employment termination;

B. The Ninety-first (91st) day after receipt by Brewer of the written notice of his employment termination;

C.     The  date  of  fulfillment  of all the terms and provisions of Part VIII.
(2), above, entitled Terms and Provisions of Termination of Brewer's Employment by the Corporation.

IX.     PROPERTY  RIGHTS
        ----------------
..
1.)     Intellectual  Property  Rights.  All rights, title and interest of every
        -------------------------------
kind and nature whatsoever, in and to any intellectual property, including any inventions, patents, trademarks, copyrights, films, scripts, ideas, creations and properties invented, created, written, developed, furnished, produced or disclosed by Brewer in the course of rendering his services to the Corporation under this Agreement shall, as between the parties hereto, be and remain the sole and exclusive property of the Corporation for any and all purposes and uses whatsoever, and Brewer shall have no right, title or interest of any kind or nature therein or thereto, or in and to any results and proceeds therefrom.

2.)     Return  of  All  of the Corporation's Property. Upon termination of this
        -----------------------------------------------
Agreement, regardless of how termination may be effected or whenever requested by the Corporation, Brewer shall immediately turn over to the Corporation all of the Corporation's property, including all items used by Brewer in rendering services hereunder or otherwise, that may be in Brewer's possession or under his control.

X.     CONFIDENTIALITY  AND  NON-DISCLOSURE  OF  INFORMATION.
       -----------------------------------------------------

1.)     During Duration of Agreement.  Brewer agrees that during the entire term
        -----------------------------
of this Agreement, he will not disclose to any other person, partnership, company or corporation any confidential information about this Corporation or its related corporations, or the business activities or interests of this Corporation or its related corporations, including, but not limited to, the following which is agreed as between the parties to be confidential information: customer data, customer lists, sales figures, sales projections, estimates of any kind, sales proposals, price lists, accounting procedures, any and all accounting records, any technology and applications of technology, developed by the Corporation before or during his retention as Employee, EXCEPTsuch
                                                                     ------
disclosure as is for the benefit of or the furthering of the intent of the Corporation, or is expressly disclosed as part of the performance of his duties
              --
and  responsibilities  as  Employee  to  the  Corporation.

2.)     Surrender  of All Confidential Information On Termination of Employment.
        ------------------------------------------------------------------------
Brewer agrees, when this Employment Agreement terminates, to turn over to the Corporation any and all confidential information which may be in his possession, including any and all copies thereof, except that one copy of such information may be retained in Brewer' confidential legal files for record keeping purposes only.

3.)     Following  Termination  of Employment.  Brewer agrees that following the
        --------------------------------------
termination of this Employment Agreement with the Corporation, he will not disclose any confidential information, as described in Section X(1), above, which he obtained about the Corporation at any time or for any purpose.

XI.     NON-COMPETITION  AFTER  TERMINATION  OF  EMPLOYMENT.
        ----------------------------------------------------

1.)     Non-Competition  Period--Duration  and  Geographic Scope. Brewer and the
        ---------------------------------------------------------
Corporation recognize and acknowledge that in his employment as President, CEO and CFO, he will become familiar with all of the Corporation's products and all of the geographic areas throughout the United States and other countries in which the Corporation already has made marketing efforts and sales of products and services, and he will become knowledgeable about present and future marketing proposals and plans for those products and services in those geographic areas. Unless the provisions of this Section XI(1) are waived by the Corporation's board of Directors in writing, Brewer agrees, as part of the consideration for this Employment Agreement that Brewer will not engage directly or indirectly in the business of manufacture or sale of any products or services which compete with the products or services provided by the Corporation or its related corporations for a period of two (2) years within the geographic limits of any state of the United States, or any country where the Corporation has established operations. The parties agree that the phrase "engage directly or indirectly in the business of manufacture or sale of any products or services which compete with the products or services of the Corporation or its related Corporations" shall include any situation or circumstance in which Brewer shall be owner, partner, officer, director or shareholder of a corporation, or agent or employee or Employee of any business entity engaged or about to become engaged  in  competition  with  the  Corporation.
..
2.)     Injunctive  Relief From Competition By Brewer. The parties agree that if
        -----------------------------------------------
Brewer were to violate the provisions of Section XI(1), above, the use by Brewer of the information he learned while retained by the Corporation could enable him to engage in basically unfair competition with the Corporation and its related corporations, and that such competition in violation of Section XI(1), above, probably would cause irreparable harm to the marketing and sales success of the Corporation and its related corporations. Therefore, if Brewer violates Section XI (1), above, the Corporation shall be entitled to obtain a temporary restraining order without delay, and proceed to obtain a preliminary injunction and permanent injunction against such violations by Brewer and any person, partnership, company or corporation through which or for which he acts, directly or indirectly to violate Section XI(1), above.

XII.     NOTICES.
         --------

1.)     How  Sent or Delivered.  Any notices sent by any party which is intended
        -----------------------
to give written notice required by this Employment Agreement shall be sent or delivered by sender to the intended recipient by one or more of the following methods:

A. By certified mail, return receipt requested, postage prepaid, to the last known address of the intended recipient; or

B.     By  delivery  personally  to  the  intended  recipient.

2.)     Effective  Date  of  Notice. If a written notice is sent or delivered by
        ----------------------------
either of the above methods, then the effective date of the notice for purposes of considering it to have been received by the intended recipient shall be the earliest of the following:

A. If by certified mail, return receipt requested, which is delivered, then or on the date the recipient, or anyone signing for the recipient, signed the return receipt;

B. If by certified mail, return receipt requested, which is not delivered, then on the date five business days after the date the notice was sent;

C. If by personal delivery to the intended recipient, then on the date the written notice was delivered personally to the recipient.

3.)     Proof  of  Delivery  of  Notice.
        --------------------------------

A.     Certified  Mail, Return Receipt Requested. If the written notice was sent
       ------------------------------------------
by certified mail, return receipt requested, proof of sending may be shown by the U.S. Post Office receipt for the certified mail, return receipt requested and proof of delivery may be shown by the signed returned receipt and proof of attempted delivery sufficient for effective date of notice without delivery may be shown by the returned envelope with U.S. Post Office notations showing attempted delivery dates and notices to the intended recipient.


B.     Personal Delivery.  Personal delivery of a written notice may be shown by
       ------------------
a signature of the intended recipient on a copy of the notice, together with the legend on the copy of the notice which will read, "Received," with the date received noted thereafter. Personal delivery may also be shown by a sworn statement of the person who delivered the notice, stating that the notice was delivered to the recipient or representative of recipient on the date of delivery, and attaching a copy of the notice, with reference in the sworn statement to the attached copy of the notice.

XIII.     REMEDIES  AVAILABLE  IN  EVENT  OF  BREACH  OF  AGREEMENT;  VENUE.
          ------------------------------------------------------------------

In the event that any party breaches this Employment Agreement, the other party shall have the right to pursue any remedies available to the party claiming breach, including, but not limited to damages, injunctive relief and declaratory judgment, which may be available under the laws of the State of California. The parties agree that any claims shall be brought in the appropriate court(s) located in Orange County, California, which may have jurisdiction pursuant to California Law.

XIV.     APPLICABLE  LAW

This Employment Agreement shall be construed and interpreted and enforceable pursuant to the laws of the State of California.














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

XV.     ENTIRE  AGREEMENT.
        ------------------

This Employment Agreement states the entire agreement between the parties with respect to the employment of Brewer by the Corporation. This Agreement cannot be modified by any oral agreement or course of conduct by either or both parties and any attempt at such modification shall be null and void. This Agreement may be modified only by a written document signed by each party.


     Effective  as  of  the  1st  day  of  December,  2001.

EMPLOYEE:


                         ____s/James  G.  Brewer________________
                             -------------------
                         James  G.  Brewer


THE  CORPORATION:
     United  Trading.Com


                    By     _____s/James  L.  Hancock__________
                                --------------------
                         James  L.  Hancock,  President

                                   Exhibit "A"

Outline  of  General  Terms  and  Conditions  to  Employment  Agreement

James  G.  Brewer:
------------------

Positions,  Responsibility,  Duties  and  Authority

Employee:  President,  CEO  and  CFO

Term  of  Agreement

Three  (3)  years  beginning  December  1,  2001.

Outside  Activities

Employee may engage in any other non-competitive activities. Time devoted to Corporation shall be "as considered necessary."

Compensation
1.   Base  salary
          12/01/01  -  09/30/02  (10  Months)     --     $100,000.00
          10/01/02  -  09/30/03  (12  Months)     --     $135,000.00
          10/01/03  -  09/30/04  (12  Months)     --     $150,000.00
          10/01/04  -  11/30/04  (2  Months)     --     $  30,000.00


Payable monthly at the beginning of the month. Employee may elect to receive stock in payment of salary amounts in excess of $6,000 each month. Restricted stock shall be discounted up to 40% of trade price on the day the Company receives notice from Employee.

2.   Annual  Bonuses
Annual  bonus  shall  be  at  the  sole  discretion  of  the  Board of Directors

Benefits
--------
1.     Medical  and  health  care  program  or,  if none, a monthly cash premium
       --------------------------
payment  allowance.

2.     Vacation  and  Holiday  Benefits
       --------------------------------
45  days  vacation
All  paid  holidays  observed  by  employer

3.     Other Employment Benefits which become available to the Executives of the
       -------------------------
Company

4.     Death  Benefits  up  to  six  months  salary  payable  to  the  estate.
       ---------------


Expense  Reimbursement,  Automobile  Allowance  and  Club  Dues
---------------------------------------------------------------
Out-of-pocket  expenses  reasonable  to  the  performance  of  duties
Automobile allowance of $750 per month payable the first of each month, plus incurred operating expenses
Club  dues,  membership  in  the  Balboa  Bay  Club

Disability  Compensation Up  to  six  months  salary  based  on certificate of a
------------------------
qualified  M.D.  or D.O. licensed by the State of Washington to practice in this
-------
state.

Stock  Options  -  Immediate options on 500,000 common shares based on $0.10 per
--------------
share  exercisable  within  5  years.
--
Options will not be cancelled in the event the employment agreement is terminated before the option expiration date. Other terms and conditions will follow the Company's Stock Incentive Plan.